Segment Reporting	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
SEGMENT REPORTING
NOTE 12:	SEGMENT REPORTING

Segment information is prepared on the same basis that the chief executive officer, who is the Company’s chief operating decision maker, manages the business, makes business decisions and assesses performance. The Company has one reportable segment specializing in the development of nasal gels, as described in Note 1.

The chief executive officer assesses performance for this segment and decides how to allocate resources based on operating expenses excluding non-cash items and net loss. These expenses are comprised of research and development expenses related to its lead product candidates as well as other personnel, facility, and general and administrative costs. The measure of segment assets is reported on the balance sheet as cash and cash equivalents. The chief executive officer performs the assessment of segment performance by using the reported measure of segment profit or loss to monitor budget versus actual results.

The table below summarizes the significant expense categories regularly reviewed by the CODM for the years ended December 31, 2024, 2023 and 2022:

	Year ended December 31,
	2024	2023	2022

Research and Development expenses (*)
Payroll and payroll related	$275	$196	$231
Subcontractors and consultants	102	52	66
Other	-	1	(61)
General and Administrative expenses (*)
Payroll and payroll related	152	151	171
Professional services	571	107	289
Facility related and other	35	28	69
Other segment items:
Share-based payments	51	100	130
Patent amortization	116	-	-
Finance income, net (see also note 13c)	243	(35)	(116)

Net loss	$1,545	$600	$779

(*)	Excluding share-based payments, patent amortization expense and finance income, net